Exhibit 99.2

EV Energy Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2007
(In thousands)

	Historical Consolidated	Pro Forma Adjustments	Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$23,461	$(602)	$22,859
Accounts receivable:
Oil, natural gas and natural gas liquids sales	11,798	-	11,798
Related party	2,332	-	2,332
Other	24	-	24
Derivative asset	4,865	-	4,865
Prepaid expenses and other current assets	349	-	349
Total current assets	42,829	(602)	42,227

Oil and natural gas properties, net of accumulated depreciation, depletion and amortization	366,835	157,012	523,847
Other property, net of accumulated depreciation and amortization	238	-	238
Long-term derivative asset	1,080	-	1,080
Other assets	16,815	(16,000)	815
Total assets	$427,797	$140,410	$568,207

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$8,002	$-	$8,002
Deferred revenues	538	-	538
Derivative liability	312	-	312
Total current liabilities	8,852	-	8,852

Asset retirement obligations	11,507	1,410	12,917
Share-based compensation liability	932	-	932
Long-term derivative liability	529	-	529
Long-term debt	91,000	139,000	230,000

Commitments and contingencies

Owners’ equity:
Common unitholders	299,110	-	299,110
Subordinated unitholders	6,527	-	6,527
General partner interest	7,135	-	7,135
Accumulated other comprehensive income	2,205	-	2,205
Total owners’ equity	314,977	-	314,977
Total liabilities and owners’ equity	$427,797	$140,410	$568,207

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2007
(In thousands, except per unit data)

	Historical Consolidated	Pro Forma Adjustments	Pro Forma Consolidated
Revenues:
Oil, natural gas and natural gas liquids revenues	$54,185	$48,937	$103,122
Gain on derivatives, net	2,563	-	2,563
Transportation and marketing-related revenues	7,826	2,970	10,796
Total revenues	64,574	51,907	116,481

Operating costs and expenses:
Lease operating expenses	13,896	11,379	25,275
Cost of purchased natural gas	6,762	2,552	9,314
Production taxes	1,671	2,457	4,128
Asset retirement obligations accretion expense	395	201	596
Depreciation, depletion and amortization	11,777	13,272	25,049
General and administrative expenses	6,367	25	6,392
Total operating costs and expenses	40,868	29,886	70,754

Operating income	23,706	22,021	45,727

Other income (expense), net	(528)	(7,603)	(8,131)

Income before income taxes	23,178	14,418	37,596

Income taxes	(88)	-	(88)

Net income	$23,090	$14,418	$37,508
General partner’s interest in net income	$1,908		$2,824
Limited partners’ interest in net income	$21,182		$34,684
Net income per limited partner unit:
Common units (basic and diluted)	$1.73		$2.84
Subordinated units (basic and diluted)	$1.73		$2.84
Weighted average limited partner units outstanding:
Common units (basic and diluted)	9,132		9,132
Subordinated units (basic and diluted)	3,100		3,100

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

EV Energy Partners, L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. BASIS OF PRESENTATION

EV Energy Partners, L.P. (“we,” “our” or “us”) is a publicly held limited partnership that engages in the acquisition, development and production of oil and natural gas properties. We consummated the acquisition of our predecessors and an initial public offering of our common units effective October 1, 2006. Our general partner is EV Energy GP, L.P., a Delaware limited partnership, and the general partner of our general partner is EV Management, LLC, a Delaware limited liability company.

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the January 2007 acquisition of oil and natural gas properties in Michigan (the “Michigan acquisition”), the March 2007 acquisition of natural gas properties in Louisiana (the “Monroe acquisition”), the June 2007 acquisition of oil and natural gas properties from Anadarko Petroleum Corporation (the “Austin Chalk Operations acquisition”) and the October 2007 acquisition of oil and natural gas properties from Plantation Operating LLC (the “Plantation acquisition”).

In connection with the Plantation acquisition, we hired only Plantation’s field level employees. The historical compensation expenses related to these employees is reflected in “Lease operating expenses” in the accompanying unaudited pro forma condensed consolidated statement of operations. We will incur management and other overhead costs in the operation of these properties, including an increase in the fee payable to EnerVest, Ltd. under our omnibus agreement of $90,000 per month.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the acquisitions been effected on the assumed dates. Additionally, future results may vary significantly from the results reflected in the pro forma condensed consolidated statement of operations due to normal production declines, changes in prices, future transactions, the exclusion of various operating expenses and other factors.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and the combined statements of revenues and direct operating expenses of the Plantation Operating Divested Properties for the year ended December 31, 2006 and the nine months ended September 30, 2007.

EV Energy Partners, L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

2. UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

The following table summarizes unaudited pro forma consolidated balance sheet adjustments:

	(a)	(b)	Pro Forma Adjustments
ASSETS
Current assets:
Cash and cash equivalents	$(602)	$-	$(602)
Accounts receivable:
Oil, natural gas and natural gas liquids sales	-	-	-
Related party	-	-	-
Other	-	-	-
Derivative asset	-	-	-
Prepaid expenses and other current assets	-	-	-
Total current assets	(602)	-	(602)

Oil and natural gas properties, net of accumulated depreciation, depletion and amortization	155,602	1,410	157,012
Other property, net of accumulated depreciation and amortization	-	-	-
Long-term derivative asset	-	-	-
Other assets	(16,000)	-	(16,000)
Total assets	$139,000	$1,410	$140,410

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$-	$-	$-
Deferred revenues	-	-	-
Derivative liability	-	-	-
Total current liabilities	-	-	-

Asset retirement obligations	-	1,410	1,410
Share-based compensation liability	-	-	-
Long-term derivative liability	-	-	-
Long-term debt	139,000	-	139,000

Commitments and contingencies

Owners’ equity:
Common unitholders	-	-	-
Subordinated unitholders	-	-	-
General partner interest	-	-	-
Accumulated other comprehensive income	-	-	-
Total owners’ equity	-	-	-
Total liabilities and owners’ equity	$139,000	$1,410	$140,410

(a)	Reflects the acquisition of the Plantation acquisition assets as of September 30, 2007.

(b)	Reflects the asset retirement obligations assumed at the time of purchase relative to the Plantation acquisition.

EV Energy Partners, L.P.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements (continued)

3. UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

The following table summarizes unaudited pro forma consolidated statement of operations adjustments:

	(c)	(d)	(e)	(f)	Pro Forma Adjustments
Revenues:
Oil and natural gas revenues	$29,248	$19,689	$-	$-	$48,937
Gain on derivatives, net	-	-	-	-	-
Transportation and marketing-related revenues	2,970	-	-	-	2,970
Total revenues	32,218	19,689	-	-	51,907

Operating costs and expenses:
Lease operating expenses	7,959	3,420	-	-	11,379
Cost of purchased natural gas	2,552	-	-	-	2,552
Production taxes	772	1,685	-	-	2,457
Asset retirement obligations accretion expense	159	-	42	-	201
Depreciation, depletion and amortization	7,961	-	5,311	-	13,272
General and administrative expenses	25	-	-	-	25
Total operating costs and expenses	19,428	5,105	5,353	-	29,886

Operating income	12,790	14,584	(5,353)	-	22,021

Other income (expense), net	-	-	-	(7,603)	(7,603)

Income before income taxes	12,790	14,584	(5,353)	(7,603)	14,418

Income taxes	-	-	-	-	-

Net income	$12,790	$14,584	$(5,353)	$(7,603)	$14,418

(c)	Reflects the combined pro forma financial statements for the nine months ended September 30, 2007 for the Michigan acquisition, the Monroe acquisition and the Austin Chalk Operations acquisition.

(d)	Reflects the historical revenues and direct operating expenses of the Plantation acquisition for the nine months ended September 30, 2007.

(e)	Reflects incremental depletion expense and accretion expense related to the Plantation acquisition.

(f)
Reflects incremental interest expense incurred on the credit facility borrowings to finance the Michigan acquisition, the Monroe acquisition, the Austin Chalk Operations acquisition and the Plantation acquisition.